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                                                                     Exhibit 4.1

                           [FORM OF STOCK CERTIFICATE]

NUMBER SHARES

COMMON STOCK [CITADEL SECURITY SOFTWARE LOGO] COMMON STOCK

                         CITADEL SECURITY SOFTWARE INC.
              Incorporated Under the Laws of the State of Delaware

                                CUSIP [________]

This Certifies That

is the owner of

      FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE,
                        OF CITADEL SECURITY SOFTWARE INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and held subject to the laws of the State of Delaware and to all the provisions of the Certificate of Incorporation and the By-Laws of the Corporation, and all the amendments from time to time made thereto. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Steven B. Solomon               [Seal]     /s/ Steven B. Solomon

CHIEF EXECUTIVE OFFICER, PRESIDENT             SECRETARY
AND CHAIRMAN OF THE BOARD



COUNTERSIGNED AND REGISTERED:

BY:
---
                          TRANSFER AGENT AND REGISTRAR
                              Authorized Signature

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                   [FORM OF REVERSE SIDE OF STOCK CERTIFICATE]

                         CITADEL SECURITY SOFTWARE INC.

The Company will furnish without charge to each stockholder who so requests, a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and rights. Any such requests may be addressed to the Secretary of the Company.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common  UNIF GIFT MIN ACT - ________ Custodian _______
                                                       (Cust)            (Minor)
TEN ENT   - as tenants by the                         under Uniform Gifts to
            entireties                                Minors Act ___________
                                                                  (State)
JT TEN    - as joint tenants with
            right of survivorship
            and not as tenants
            in common



Additional abbreviations may also be used though not in the above list.

For value received, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
                                       ------------------------------

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_________________________________________________________________________ Shares
of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________ Attorney to
transfer the said Stock of the books of the within-named Company with full power of substitution in the premises.

Dated _________________ ______________________________ Signature

THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.